                                                            EXHIBIT EX99(J)(2)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the reference to our firm on the cover page of the Statement of Additional Information and under the captions "Independent Public Accountants" and "Financial Statements" in this Registration Statement (Form N-1A 33-17619) of Goldman Sachs Specialty Funds.



                                             /s/ ERNST & YOUNG LLP

New York, New York
April 13, 2000